Exhibit 99.5


(MULTICURRENCY - CROSS BORDER)
                                     ISDA(R)
                    International Swaps and Derivatives, Inc.

                                MASTER AGREEMENT

                            dated as of May 18, 2006





DEUTSCHE BANK AG, ACTING THROUGH ITS      and       NELNET STUDENT LOAN TRUST
          NEW YORK BRANCH                                    2006-2
            ("PARTY A")                                    ("PARTY B")


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.      INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.      OBLIGATIONS

(a)  GENERAL CONDITIONS.

    (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

  (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

 (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
        (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
        (3) each other applicable condition precedent specified in this Agreement.


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(b)     CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)     NETTING. If on any date amounts would otherwise be payable: --

        (i)     in the same currency; and

        (ii)    in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)            DEDUCTION OR WITHHOLDING FOR TAX.

        (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:

                (1) promptly notify the other party ("Y") of such requirement;

                (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

                        (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

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                        (B) the failure of a representation made by Y pursuant
                        to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                (ii) LIABILITY. If: --

                        (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                        (2) X does not so deduct or withhold; and

                        (3) a liability resulting from such Tax is assessed directly against X,

        then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.      REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(1), at all times until the termination of this Agreement) that:

(a)     BASIC REPRESENTATIONS.

        (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

        (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

        (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

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

        (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

        (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application. (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true. (f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.      AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: -

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: -

        (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

        (ii) any other documents specified in the Schedule or any Confirmation; and

        (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

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(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:

        (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

        (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

        (iii) CREDIT SUPPORT DEFAULT.

                (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

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        (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

        (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
        (I) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

        (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

        (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: -

                (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
                (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

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        (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support
        Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: -

                (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:

        (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): -

                (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

        (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

        (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
        Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

        (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

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        (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event"
        is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.      EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)   RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

        (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

        (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
        Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

        If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

        (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

        (iv) RIGHT TO TERMINATE. If: --

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                (1) a transfer under Section 6(b)(ii) or an agreement under
                Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)   EFFECT OF DESIGNATION.

        (i) If notice designating an Early Termination Date is given under
        Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

        (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   CALCULATIONS.

        (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

        (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

        (e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

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

        (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default: -

                (1) FIRST METHOD AND MARKET QUOTATION. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                (3) SECOND METHOD AND MARKET QUOTATION. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

        (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event: -

                (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                (2) TWO AFFECTED PARTIES. If there are two Affected Parties: -

                        (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and
                        (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (11) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                        (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

               If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

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

        (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

        (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

        (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

        (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:

        (i) if in writing and delivered in person or by courier, on the date it is delivered;

        (ii) if sent by telex, on the date the recipient's answerback is received;

        (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

        (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

        (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.   GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

        (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

        (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. DEFINITIONS

As used in this Agreement:

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1 % per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city. "RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of: -

(e) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(f) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meanings specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


DEUTSCHE BANK AG, ACTING THROUGH ITS    NELNET STUDENT LOAN TRUST 2006-2
NEW YORK BRANCH

                                        By: WELLS FARGO DELAWARE TRUST COMPANY,
                                        not in its individual capacity but
                                        solely in its capacity as Delaware
                                        Trustee


By:/s/ Steven Kessler                   By:   /s/ Ann Roberts Dukart
  ------------------------------------    ----------------------------------
Name:  Steven Kessler                   Name:     Ann Roberts Dukart
Title: Director                         Title:    Vice President
Date:                                   Date:



By:/s/ K A Yohe
  ------------------------------------
Name:  Kathleen Yohe
Title: Vice President
Date:

                                  CONFIRMATION


                                                                    May __, 2006

Nelnet Student Loan Trust 2006-2
c/o Wells Fargo Delaware Trust Company
Corporate Trust Services
919 North Market Street, Suite 700
Wilmington, DE 19801

Our Reference:

Subject:  Euro/USD Cross Currency Swap Transaction in respect of Class A-7 Notes

Dear Sir/Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the above referenced cross-currency swap transaction entered into on the Trade Date specified below (the "Swap Transaction") between Deutsche Bank AG, acting through its New York Branch ("DBAG") and Nelnet Student Loan Trust 2006-2 (the "Trust"). This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivative Association, Inc., in effect on the date of this Confirmation, without regard to any revision or subsequent edition thereof (the "ISDA Definitions"), shall be incorporated into this Confirmation. In the event of any inconsistency between the ISDA Definitions and the Agreement or this Confirmation, the Agreement or, as the case may be, this Confirmation shall prevail.

Unless otherwise defined in this Confirmation, terms used in this Confirmation but not defined herein shall have the meanings ascribed to such terms in that certain Indenture dated as of May 1, 2006 (including, but not limited to, any and all appendices and exhibits thereto)(collectively, the "Indenture"), by and among the Trust, Zions First National Bank, as the eligible lender trustee, and Zions First National Bank, as the indenture trustee, as the same may be amended, modified, supplemented, restated or replaced from time to time. In the event of any inconsistency between the ISDA Definitions, the Master Agreement, this Confirmation and the Indenture, the Indenture shall prevail.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement (Multicurrency - Cross Border), dated as of May 18, 2006 (the "Master Agreement"), between you and us, as the same may be amended, modified and supplemented from time to time. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions or the Master Agreement, as the case may be, this Confirmation will prevail for purposes of the Swap Transaction to which this Confirmation relates.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date:                                     May 9, 2006

Effective Date:                                 May 18, 2006

Scheduled Termination Date:                     January 26, 2037

Termination Date:                               The earliest to occur of:

                                                (i) the date on which the Class
                                                A-7 Notes are remarketed or
                                                purchased, as applicable, from
                                                the Class A-7 Noteholders
                                                following a successful
                                                Remarketing or exercise of the
                                                Call Option;

                                                (ii) the Quarterly Distribution
                                                Date on which the outstanding
                                                principal balance of the Class
                                                A-7 Notes is reduced to zero
                                                (including as the result of the
                                                redemption of the Class A-7
                                                Notes); and

                                                (iii) the Scheduled Termination
                                                Date.
Value Before Value:
                                                Notwithstanding any other
                                                provision of this Confirmation,
                                                the following provisions shall
                                                be applicable to this Swap
                                                Transaction:

                                                (i) if, on any date, the Trust
                                                owes a Trust Initial Exchange
                                                Amount, LIBOR Floating Amount,
                                                Trust Interim Exchange Amount,
                                                Trust Final Exchange Amount or
                                                Trust Additional Interest Amount
                                                (each, a "Trust Payment") to
                                                DBAG, then DBAG shall not be
                                                required to pay the related DBAG
                                                Initial Exchange Amount, EURIBOR
                                                Floating Amount, DBAG Interim
                                                Exchange Amount, DBAG Final
                                                Exchange Amount or DBAG
                                                Additional Interest Amount
                                                (each, a "Related DBAG
                                                Payment"), as applicable, to the
                                                Trust unless DBAG has first
                                                received the relevant Trust
                                                Payment that the Trust owes to
                                                DBAG;

                                                (ii) if DBAG receives a Trust
                                                Payment in USD from the Trust at
                                                or before 10:00 a.m. (New York
                                                time) on any Business Day, DBAG
                                                shall be required to make the
                                                Related DBAG Payment in EUR to
                                                the Trust at or before 3:30 p.m.
                                                (London time) on the same
                                                Business Day;

                                                (iii) if DBAG receives a Trust
                                                Payment in USD from the Trust
                                                after 10:00 a.m. (New York time)
                                                on any Business Day, DBAG shall
                                                be required to make the Related
                                                DBAG Payment in EUR to the Trust
                                                at or before 3:30 p.m. (London
                                                time) on the following Business
                                                Day; and

                                                (iv) if, on any date, DBAG
                                                receives any Trust Payment from
                                                the Trust in an amount that is
                                                less than the amount of the
                                                payment that the Trust was
                                                required to make on such date
                                                under the terms of this Swap
                                                Transaction, then a
                                                proportionate reduction, based
                                                upon the Constant Exchange Rate,
                                                shall be made by the Calculation
                                                Agent in the amount of the
                                                Related DBAG Payment, and DBAG
                                                shall only be required to pay
                                                the so reduced amount of such
                                                Related DBAG Payment to the
                                                Trust.

Constant Exchange Rate:                         EUR 1.00 to USD 1.2759984688

Indenture Reset Date(s):                        April 25, 2016 (the "Initial
                                                Indenture Reset Date") and, if a
                                                Failed Remarketing occurs in
                                                respect of the Initial Indenture
                                                Reset Date, each subsequent
                                                Reset Date (as defined in the
                                                Indenture) in respect of the
                                                Class A-7 Notes that occurs
                                                prior to the Final Exchange
                                                Date.

Initial Exchange:
     Initial Exchange Date:                     Effective Date

     DBAG Initial Exchange Amount:              USD 450,000,000

     Trust Initial Exchange Amount:             EUR 352,665,000

     Payment of Initial Exchange Amounts:       On the Initial Exchange Date,
                                                J.P. Morgan Securities Ltd.
                                                shall pay the Trust Initial
                                                Exchange Amount to HSBC Bank
                                                plc, and HSBC Bank plc shall pay
                                                the Trust Initial Exchange
                                                Amount to DBAG; DBAG shall pay
                                                the DBAG Initial Exchange Amount
                                                to the Trust.


EURIBOR Floating Amounts:
     EURIBOR Floating Rate Payer:              DBAG

     EURIBOR Floating Rate Payer
     Currency Amount:                           As of any date, with respect to
                                                a Calculation Period, an amount
                                                equal to EUR 352,665,000 minus
                                                the aggregate amount of all DBAG
                                                Interim Exchange Amounts paid
                                                prior to such date.

     EURIBOR Floating Rate:

                                                Except for the initial
                                                Calculation Period,
                                                EUR-EURIBOR-Telerate; provided,
                                                however, that the term "TARGET
                                                Settlement Days" shall mean any
                                                day on which the Trans-European
                                                Automated Real-time Gross
                                                Settlement Express Transfer
                                                System is open for business and
                                                which is also a day on which
                                                banks in New York, New York are
                                                open for business and if for any
                                                EURIBOR Reset Date,
                                                EUR-EURIBOR-Telerate for the
                                                relevant Designated Maturity
                                                does not appear on Telerate Page
                                                248 on the day that is two
                                                TARGET Settlement Days prior to
                                                that EURIBOR Reset Date and the
                                                Reference Banks selected by the
                                                Administrator are not providing
                                                quotations as provided in the
                                                definition of
                                                "EUR-EURIBOR-Reference Banks",
                                                the Floating Rate for the
                                                relevant Calculation Period will
                                                be the Floating Rate in effect
                                                for the previous Calculation
                                                Period.

                                                For the initial Calculation
                                                Period, the EURIBOR Floating
                                                Rate will be determined by the
                                                following formula:

                                                x + (6/33 * (y-x)

                                                where:

                                                x = EUR-EURIBOR-Telerate for a
                                                Designated Maturity of
                                                five-months, and y =
                                                EUR-EURIBOR-Telerate for a
                                                Designated Maturity of
                                                six-months.

     EURIBOR Designated Maturity:               Three (3) months.

     EURIBOR Spread:                            0.10% per annum, in respect of
                                                each Calculation Period ending
                                                on or before the Initial
                                                Indenture Reset Date and
                                                thereafter, 0.55% per annum.

     EURIBOR Floating Rate Payer
     Period End Dates:                          The 25th of each January, April,
                                                July and October during the term
                                                hereof, commencing on 25 October
                                                2006 to and including the
                                                Termination Date, subject to
                                                adjustment in accordance with
                                                the Following Business Day
                                                Convention.

     EURIBOR Floating Rate Payer
     Payment Dates:                             Early Payment applies - three
                                                (3) Business Days prior to the
                                                applicable Floating Rate Payer
                                                Period End Date.

     EURIBOR Floating Rate Day Count Fraction:  Actual/360.

     EURIBOR Reset Dates:                       First day of each Calculation
                                                Period.

     EURIBOR Floating Amount Value              For the avoidance of doubt, the
     Before Value:                              obligation of DBAG to pay any
                                                EURIBOR Floating Amount is
                                                subject to the terms of the
                                                Value Before Value section of
                                                this Confirmation.

LIBOR Floating Amounts:

     LIBOR Floating Rate Payer:                 The Trust

     LIBOR Floating Rate Payer                  As at any date, with respect to
     Currency Amount:                           a Calculation Period, an amount
                                                equal to USD 450,000,000 minus
                                                the aggregate of all Trust
                                                Interim Exchange Amounts paid
                                                 prior to such date.

     LIBOR Floating Rate:                       Except for the initial
                                                Calculation Period, USD-
                                                LIBOR-BBA; provided, however,
                                                that the term "London Banking
                                                Days" shall mean a Business Day
                                                in New York and London and if
                                                for any LIBOR Reset Date,
                                                USD-LIBOR-BBA for the relevant
                                                Designated Maturity does not
                                                appear on Telerate Page 3750 on
                                                the day that is two London
                                                Banking Days prior to that LIBOR
                                                Reset Date and the Reference
                                                Banks selected by the
                                                Administrator are not providing
                                                quotations as provided in the
                                                definition of
                                                "USD-LIBOR-Reference Banks", the
                                                Floating Rate for the relevant
                                                Calculation Period will be the
                                                Floating Rate in effect for the
                                                previous Calculation Period. For
                                                the initial Calculation Period,
                                                the LIBOR Floating Rate will be
                                                determined by the following
                                                formula:

                                                x + (6/33 * (y-x))

                                                where:

                                                x = USD-LIBOR-BBA, in respect of
                                                a Designated Maturity for five
                                                months and y = USD-LIBOR-BBA in
                                                respect of Designated Maturity
                                                for six months.

    LIBOR Designated Maturity:                  Three (3) months.

    LIBOR  Spread:                              0.0852% per annum, in respect of
                                                each Calculation Period ending
                                                on or before the Initial
                                                Indenture Reset Date and
                                                thereafter, 0.75% per annum.

    LIBOR Floating Rate Payer                   The 25th of each January, April,
    Period End Dates:                           July and October commencing on
                                                25 October 2006 to and including
                                                the Termination Date, subject to
                                                adjustment in accordance with
                                                the Following Business Day
                                                Convention.

   LIBOR Floating Rate Payer                    Early Payment applies - three
   Payment Dates:                               (3) Business Days prior to each
                                                Floating Rate Payer Period End
                                                Date.

   LIBOR Floating Rate Day Count Fraction:      Actual/360.

   LIBOR Reset Dates:                           First day of each Calculation
                                                Period.

Interim Exchanges:

   Interim Exchange Date:                       If a Failed Remarketing occurs
                                                in respect of the Initial
                                                Indenture Reset Date or any
                                                subsequent Indenture Reset Date,
                                                such Initial Indenture Reset
                                                Date and each such subsequent
                                                Indenture Reset Date, as
                                                applicable, subject to
                                                adjustment in accordance with
                                                the Following Business Day
                                                Convention.

     Trust Interim Exchange Amount:             In respect of any Interim
                                                Exchange Date the USD amount
                                                allocable to the Class A-7 Notes
                                                in respect of principal for that
                                                Interim Exchange Date and
                                                available for payment to the
                                                Class A-7 Noteholders pursuant
                                                to the Indenture.

     DBAG Interim Exchange Amount:              In respect of any Interim
                                                Exchange Date, an amount equal
                                                to the Trust Interim Exchange
                                                Amount converted to EUR using
                                                the Constant Exchange Rate.

    Payment of Interim Exchange Amounts:        On the Interim Exchange Date,
                                                the Trust shall pay the Trust
                                                Interim Exchange Amount to DBAG,
                                                and, subject to the terms of the
                                                Value Before Value section of
                                                this Confirmation, DBAG shall
                                                pay the DBAG Interim Exchange
                                                Amount to the Trust.

Final Exchange:
     Final Exchange Date:                       The earliest to occur of (i) the
                                                Indenture Reset Date on which
                                                the Class A-7 Notes are reset
                                                following a successful
                                                Remarketing, (ii) the Indenture
                                                Reset Date in respect of which
                                                the Call Option for the Class
                                                A-7 Notes is exercised and fully
                                                funded, (iii) the third (3rd)
                                                Business Day prior to the
                                                Quarterly Distribution Date on
                                                which the outstanding principal
                                                balance of the Class A-7 Notes
                                                will be reduced to zero
                                                (provided, that if the Class A-7
                                                Notes are being redeemed as a
                                                result of the Trust selling the
                                                Student Loans, the Final
                                                Exchange Date shall be the date
                                                designated by the Administrator
                                                in a written notice to DBAG that
                                                the Student Loans will be sold,
                                                which date shall be at least one
                                                Business Day following receipt
                                                by DBAG of such written notice,
                                                but prior to the Quarterly
                                                Distribution Date) or (iv) the
                                                third (3rd) Business Day prior
                                                to the Scheduled Termination
                                                Date.

     Trust Final Exchange Amount:               In respect of the Final Exchange
                                                Date, the Trust Final Exchange
                                                Amount shall equal the sum of
                                                (i) the USD amount allocable to
                                                the Class A-7 Notes in respect
                                                of principal for that Final
                                                Exchange Date and available for
                                                payment to the Class A-7
                                                Noteholders pursuant to the
                                                Indenture plus (ii) the USD
                                                amount (if any) received by the
                                                Trust and allocable to the Class
                                                A-7 Notes in respect of
                                                principal as a result of the
                                                successful Remarketing, the
                                                exercise of the Option Call or
                                                the redemption of the Class A-7
                                                Notes, as applicable. For
                                                avoidance of doubt, the Trust
                                                Final Exchange Amount shall in
                                                no event exceed the then current
                                                LIBOR Floating Rate Payer
                                                Currency Amount.

     DBAG Final Exchange Amount:                The DBAG Final Exchange Amount
                                                shall equal the Trust Final
                                                Exchange Amount converted to EUR
                                                using the Constant Exchange
                                                Rate.


     Payment of Final Exchange Amounts:         On the Final Exchange Date, the
                                                Trust shall pay the Trust Final
                                                Exchange Amount to DBAG, and,
                                                subject to the terms of the
                                                Value Before Value section of
                                                this Confirmation, DBAG shall
                                                pay the DBAG Final Exchange
                                                Amount to the Trust.

Additional Interest:
    Additional Interest Exchange Date:         The Initial Indenture Reset Date.

    Trust Additional Interest Amount:           If the Initial Indenture Reset
                                                Date is an Interim Exchange Date
                                                or the Final Exchange Date,
                                                interest on the Trust Interim
                                                Exchange Amount or Trust Final
                                                Exchange Amount, as applicable,
                                                for a period of up to two (2)
                                                Business Days, as selected by
                                                the Trust in its sole
                                                discretion, at a per annum
                                                interest rate equal to the sum
                                                of the LIBOR Floating Rate and
                                                the LIBOR Spread for the
                                                Calculation Period ending on
                                                such Interim Exchange Date or
                                                Final Exchange Date.

     DBAG Additional Interest Amount:           If the Initial Indenture Reset
                                                Date is an Interim Exchange Date
                                                or the Final Exchange Date,
                                                interest on the DBAG Interim
                                                Exchange Amount or DBAG Final
                                                Exchange Amount, as applicable,
                                                for the same time period covered
                                                by the Trust Additional Interest
                                                Amount, at a per annum interest
                                                rate equal to the sum of the
                                                EURIBOR Floating Rate and the
                                                EURIBOR Spread for the
                                                Calculation Period ending on
                                                such Interim Exchange Date or
                                                Final Exchange Date.

     Payment of Additional Interest Amounts:    On the Additional Interest
                                                Exchange Date, the Trust shall
                                                pay the Trust Additional
                                                Interest Amount to DBAG, and,
                                                subject to the terms of the
                                                Value Before Value section of
                                                this Confirmation, DBAG shall
                                                pay the DBAG Additional Interest
                                                Amount to the Trust.

Other Provisions:
    Calculation Agent:                          DBAG

    Business Days:                             New York, London and TARGET
                                               Settlement Days.

    Certain Notifications:                     The Trust shall cause the
                                               Administrator to notify
                                               theCalculation Agent whether the
                                               Trust has the Available Funds to
                                               pay any LIBOR Floating Amounts,
                                               Trust Interim Exchange Amounts
                                               or Trust Final Exchange Amount
                                               in full when due on or before
                                               each Payment Date and to provide
                                               the Calculation Agent with such
                                               other information, reports or
                                               notices as the Calculation Agent
                                               may reasonably request. The

                                               Calculation Agent shall notify
                                               the other party hereto and the
                                               Administrator of the equivalent
                                               amount in EUR to be paid by DBAG
                                               in respect of each LIBOR
                                               Floating Amount, Trust Interim
                                               Exchange Payment or Trust Final
                                               Exchange Amounts to be made
                                               under the Agreement on each
                                               Floating Rate Payer Payment
                                               Date, each Interim Exchange Date
                                               and the Final Exchange Date, as
                                               applicable, promptly following
                                               receipt by the Calculation Agent
                                               from the Trust (or the
                                               Administrator on its behalf) of
                                               the information required to
                                               determine such amounts.

                                               The Administrator shall provide
                                               notice to DBAG five Business
                                               Days prior to each Quarterly
                                               Distribution Date of any amounts
                                               it is requesting the Trustee
                                               deposit into the Accumulation
                                               Account for the Class A-7 Notes
                                               as principal. Such notice shall
                                               be for informational purposes
                                               only.

         Account Details:

         Payments to DBAG:

         For EUR:

         Account With:                        Deutsche Bank AG, Frankfurt
         Swift Code:                          DEUTDEFF
         Favor Of:                            Deutsche Bank AG, New York
         Account Number:                      958409510

         For USD:
         Account With:                        DB Trust Co. Americas, New York
         Swift Code:                          BKTRUS33
         Favor Of:                            Deutsche Bank AG, New York
         Account Number:                      01473969

         Payments to the Trust:

         For EUR:

         Account With:                        HSBC Bank plc, London
         SWIFT:                               MIDLGB22
         Sort Code:                           40-05-15
         Account No:                          59967656
         Account Name:                        Zions Bank as Trustee for Nelnet
                                              Student Loans Trust Nelnet
         Reference:

         For USD:

         Account Name:                        Nelnet Student Loan Trust 2006-2
         Account Bank:                        Zions First National Bank
         Account Number:                      80000219
         ABA:                                 124000054
         Ref:                                 Nelnet SLT 2006-2
         Attn:                                Casey Gunning  Tel: (720) 947-7448
                                              David Bata  Tel: (720) 947-7475



                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

Please check this confirmation carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified.

We are pleased to have executed this Swap Transaction with you.

DEUTSCHE BANK AG, acting through its New York Branch



By:/s/ Diane Anderson
------------------------
Name:  Diane Anderson
Title: Assistant Vice President


By:/s/ Cloris Eng
------------------------
Name:  Cloris Eng
Title: Assistant Vice President


Accepted and confirmed as of the Trade Date first above written:

NELNET STUDENT LOAN TRUST 2006-2

By:  WELLS FARGO DELAWARE TRUST COMPANY,
not in its individual capacity but solely in its capacity as
Delaware Trustee



By: /s/ Ann Roberts Dukart
    --------------------------
Name:   Ann Roberts Dukart
Title:  Vice President

                                                               EXECUTION COPY


                                    SCHEDULE

                                     to the

                           1992 ISDA MASTER AGREEMENT

                            dated as of May 18, 2006

                                     between

              DEUTSCHE BANK AG, ACTING THROUGH ITS NEW YORK BRANCH


                                   ("PARTY A")


                                       and

                        NELNET STUDENT LOAN TRUST 2006-2

                                   ("PARTY B")

PART 1.           TERMINATION PROVISIONS

(a) "Specified Entity" means in relation to Party A for the purpose of:

                  Section 5(a)(v) (Default under Specified Transaction),
                  Not Applicable.
                  Section 5(a)(vi) (Cross Default), Not Applicable.
                  Section 5(a)(vii) (Bankruptcy), Not Applicable.
                  Section 5(b)(iv) (Credit Event Upon Merger), Not Applicable.

           and in relation to Party B for the purpose of:

                  Section 5(a)(v) (Default under Specified Transaction),
                  Not Applicable.
                  Section 5(a)(vi) (Cross Default), Not Applicable.
                  Section 5(a)(vii) (Bankruptcy), Not Applicable.
                  Section 5(b)(iv) (Credit Event Upon Merger), Not Applicable.

(b) EVENTS OF DEFAULT. Notwithstanding anything in this Agreement to the contrary, the following Events of Default shall apply to the specified party:

  -------- ---------------------------------------------------- ---------------- ----------------
                                                                    Party A           Party B
  -------- ---------------------------------------------------- ---------------- ----------------
  (i)      Section 5(a)(i), Failure to Pay or Deliver              Applicable      Applicable
  -------- ---------------------------------------------------- ---------------- ----------------
  (ii)     Section 5(a)(ii), Breach of Agreement                   Applicable      Not Applicable
  -------- ---------------------------------------------------- ---------------- ----------------
  (iii)    Section 5(a)(iii), Credit Support Default               Applicable      Not Applicable
  -------- ---------------------------------------------------- ---------------- ----------------
  (iv)     Section 5(a)(iv), Misrepresentation                     Applicable      Not Applicable
  -------- ---------------------------------------------------- ---------------- ----------------
  (v)      Section 5(a)(v), Default Under Specified Transaction  Not Applicable    Not Applicable
  -------- ---------------------------------------------------- ---------------- ----------------
   (vi)    Section 5(a)(vi), Cross Default                         Applicable      Not Applicable
  -------- ---------------------------------------------------- ---------------- ----------------
  (vii)    Section 5(a)(vii), Bankruptcy                           Applicable      Applicable
  -------- ---------------------------------------------------- ---------------- ----------------
  (viii)   Section 5(a)(viii), Merger Without Assumption           Applicable      Not Applicable
  -------- ---------------------------------------------------- ---------------- ----------------

provided, however; that with respect to Section 5(a)(i), a comma shall be inserted after the word "party" in the third line of such Section, and following such comma, the words "provided, that with respect to Party B, Party B has available, after all prior obligations of Party B, sufficient funds to make the payment" at the end of such Section; and provided further that with respect to
Section 5(a)(vii), (i) clauses (2) and (9) shall not be applicable to Party B;
(ii) clause (4) shall not apply to the institution of any proceedings described therein with respect to Party B, if such proceedings were instituted by Party A or its Affiliates (but this provision shall not affect Party A's rights under the proviso in Part 5(f) of this Schedule); (iii) in clause (6), the words "seeks or" shall not be applicable to Party B; and (iv) for purposes of clauses
(6) and (7), the appointment of the Trustee or other secured party by Party B or the Noteholders for the purpose of holding all or a substantial portion of the assets of Party B for the benefit of the Noteholders or Party A does not qualify as the appointment of a trustee, custodian or similar official under clause (6) or as a secured party taking possession of the assets of Party B under clause
(7).

For purposes of Section 5(a)(vi), the "Cross Default" provisions shall be amended by adding at the end thereof the following words:

         "provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if (A) (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and(II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and
         (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility."

For purposes of Section 5(a)(vi), the definition of "Specified Indebtedness" shall be amended in its entirety to read as follows:

         "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise) in respect of borrowed money (other than indebtedness in respect of bank deposits received in the ordinary course of business).

With regard to Party A, "Threshold Amount" means, at any time, 3% of its shareholders' equity (i.e., the sum of its capital and disclosed reserves).

(c) TERMINATION EVENTS. Notwithstanding anything in this Agreement to the contrary, the following Termination Events shall apply to the specified party:

 -------- ------------------------------------------ --------------- -----------------
                                                         Party A         Party B
 -------- ------------------------------------------ --------------- -----------------
 (i)      Section 5(b)(i), Illegality                  Applicable       Applicable
 -------- ------------------------------------------ --------------- -----------------
 (ii)     Section 5(b)(ii), Tax Event                  Applicable       Applicable
 -------- ------------------------------------------ --------------- -----------------
 (iii)    Section 5(b)(iii), Tax Event Upon Merger     Applicable      Not Applicable
 -------- ------------------------------------------ --------------- -----------------
  (iv)    Section 5(b)(iv), Credit Event Upon Merger  Not Applicable   Not Applicable
 -------- ------------------------------------------ --------------- -----------------


(d) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A or to Party B.

(e)     PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e):

         "MARKET QUOTATION" and "SECOND METHOD" will apply for the purpose of
Section 6(e) of this Agreement.

(f)     "TERMINATION CURRENCY" means U.S. Dollars.

(g) Each of the following events shall constitute an additional "EVENT OF DEFAULT" for purposes of Section 5(a), as to which Party B will be the Defaulting Party:

        (i) an acceleration of the principal of the Notes following an Event of Default (as defined in the Indenture) under Section 6.01(a) or Section 6.01(b) of the Indenture which acceleration has become non-rescindable and non-waivable; or

        (ii) an acceleration of the principal of the Notes following an Event of Default (as defined in the Indenture) under Section 6.01(c) of the Indenture which acceleration has become non-rescindable and non-waivable, and pursuant to which the Trustee has liquidated the Trust Estate, including, but not limited to, the Financed Eligible Loans.

(h) The "ADDITIONAL TERMINATION EVENT" provisions of Section 5(b)(v) will apply. Each of the following shall constitute an Additional Termination
        Event:

        (i) a Downgrade Event occurs and is continuing in respect of Party A, in which case Party A will be the sole Affected Party and all Transactions will be Affected Transactions. "DOWNGRADE EVENT" means that an S&P Downgrade, an S&P Replacement Event, a Moody's Downgrade, a Moody's Replacement Event, a Fitch Downgrade or a Fitch Replacement Event (each, a "Relevant Downgrade") occurs, and Party A fails to take one of the actions required under Part 1(i) in respect of such Relevant Downgrade within the time period specified for such action in Part 1(i);

        (ii) failure by Party A to comply with or perform any agreement or undertaking to be complied with or performed by Party A in accordance with the Disclosure Agreement, or to secure, at its own cost, another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity (or a guarantor therefor) meets or exceeds the Required Ratings (as defined below) and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB, or to promptly post collateral satisfactory to Party B in an amount sufficient to reduce the signficance percentage below 20% pursuant to the Credit Support Annex or similar agreement such that Party A is able to comply with the Disclosure Agreement, if such failure is not remedied on or before the fifteenth business day after notice of such failure is given to Party A, in which case Party A will be the sole Affected Party and all Transactions will be Affected Transactions; and

        (iii) without the prior written consent of Party A, Party B waives any provision of, or amends or otherwise modifies the Indenture or any other Basic Document in any manner that would adversely and materially affect Party A under this Agreement, in which case Party B will be the sole Affected Party and all Transactions will be Affected Transactions.

(i)     CERTAIN DOWNGRADES.

        (i) In the event that any Notes rated by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") remain outstanding, if the short-term rating assigned by S&P to the unsecured, unsubordinated debt of Party A falls below "A-1+", or in the absence of a short-term rating, the long-term debt rating assigned by S&P to the unsecured, unsubordinated debt of Party A falls below "AA-" (such downgrade, an "S&P Downgrade"), then, within thirty (30) calendar days of the date of such S&P Downgrade, Party A shall:

                  (1) either (i) transfer all of its rights and obligations under this Agreement to another entity with the Required Ratings or whose credit support provider has the Required Ratings, or (ii) cause an entity with the Required Ratings to guarantee Party A's obligations under this Agreement, such guarantee to be subject to a Rating Confirmation from S&P; or

                  (2) post collateral in an amount equal to the Credit Support Amount (as defined in the Credit Support Annex) in accordance with the Credit Support Annex, which shall be subject to a Rating Confirmation by S&P. If the short-term rating assigned by S&P to the unsecured, unsubordinated debt of Party A falls below "A-1+", then Party A shall, in addition to posting collateral, provide (within thirty (30) calendar days after such downgrade) a legal opinion addressed to S&P and Party B regarding the ability of Party B to have timely access to the collateral following the bankruptcy or insolvency of Party A. Such legal opinion shall be subject to Rating Confirmation.

                  Without limiting the foregoing, if an S&P Downgrade occurs and such S&P Downgrade is to a level that is more than one S&P rating gradation (within a rating category) below the relevant S&P Required Rating, Party A shall be required (without duplication) to post collateral in an amount equal to Party B's Exposure (as defined in the Credit Support Annex)(but not the Rating Agency Amount (as defined in the Credit Support Annex)) in accordance with the Credit Support Annex within one
                  (1) Business Day after such S&P Downgrade; provided that any failure by Party A to provide collateral in accordance with the terms of this sentence shall not constitute an Additional Termination Event under Part 1(h) unless such failure is not corrected within two (2) Business Days after notice from Party B.

        (ii) In the event that any Notes rated by S&P remain outstanding, if the long-term debt rating assigned by S&P to the unsecured, unsubordinated debt of Party A falls below "BBB-" (such downgrade, an "S&P Replacement Event"), then, within ten (10) Business Days of the date of such S&P Replacement Event, Party A shall transfer all of its rights, and obligations under this Agreement to another entity with the Required Ratings or whose credit support provider has the Required Ratings.

        (iii) In the event that any Notes rated by Moody's Investors Service, Inc. ("Moody's") remain outstanding, (x) if Party A has no short-term rating by Moody's, the long-term debt rating assigned by Moody's to the unsecured, unsubordinated debt of Party A falls below "A1", or (y) if Party A has both short-term and long-term ratings by Moody's, the short-term debt rating assigned by Moody's to the unsecured, unsubordinated debt of Party A falls below "P-1" or the long-term debt rating assigned by Moody's to the unsecured, unsubordinated debt of Party A falls below "A2" (either downgrade under the foregoing clause
                (x) and (y), a "Moody's Downgrade"), then Party A shall:

                (1) within thirty (30) Business Days of the date of the Moody's Downgrade, post collateral in an amount equal to the Credit Support Amount (as defined in the Credit Support Annex) in accordance with the Credit Support Annex; or

                (2) within thirty (30) Business Days of the date of the Moody's Downgrade, transfer all of its rights and obligations under this Agreement to another entity with the Required Ratings or whose credit support provider has the Required Ratings; or

                (3) within thirty (30) Business Days of the date of the Moody's Downgrade, cause an entity with the Required Ratings to guarantee or provide an indemnity in respect of Party A's obligations under this Agreement in a form and substance reasonably satisfactory to Moody's.

                  Without limiting the foregoing, if a Moody's Downgrade occurs and such Moody's Downgrade is to a level that is more than one Moody's rating gradation (within a rating category) below the relevant Moody's Required Rating, Party A shall be required (without duplication) to post collateral in an amount equal to Party B's Exposure (as defined in the Credit Support Annex)(but not the Rating Agency Amount (as defined in the Credit Support Annex)) in accordance with the Credit Support Annex within one (1) Business Day after such Moody's Downgrade; provided that any failure by Party A to provide collateral in accordance with the terms of this sentence shall not constitute an Additional Termination Event under Part 1(h) unless such failure is not corrected within two (2) Business Days after notice from Party B.

        (iv) In the event that any Notes rated by Moody's remain outstanding, if the short-term rating assigned by Moody's to the unsecured, unsubordinated debt of Party A falls below "P2" or the long-term debt rating assigned by Moody's to the unsecured, unsubordinated debt of Party A falls below "A3" (such downgrade, a "Moody's Replacement Event"), then, within 10 Business Days of the date of such Moody's Replacement Event, Party A shall transfer all of its rights, and obligations under this Agreement to another entity with the Required Ratings or whose credit support provider has the Required Ratings.

        (v) In the event that any Notes rated by Fitch, Inc. d/b/a Fitch Ratings ("Fitch") remain outstanding, if the short-term rating assigned by Fitch to the unsecured, unsubordinated debt of Party A falls below "F1" or the long-term debt rating assigned by Fitch to the unsecured, unsubordinated debt of Party A falls below "A+" (such downgrade, a "Fitch Downgrade"), then, within thirty (30) calendar days of the date of such Fitch Downgrade, Party A shall:

                (1) either (i) transfer all of its rights and obligations under this Agreement to another entity with the Required Ratings or whose credit support provider has the Required Ratings, or (ii) cause an entity with the Required Ratings to guarantee or provide an indemnity in respect of Party A's obligations under this Agreement in a form and substance reasonably satisfactory to Fitch; or

                (2) post collateral in an amount equal to the Credit Support Amount (as defined in the Credit Support Annex) in accordance with the Credit Support Annex. If the short-term rating assigned by Fitch to the unsecured, unsubordinated debt of Party A falls below "F1", Party A shall, in addition to posting collateral, provide (within thirty (30) calendar days after such downgrade) a legal opinion addressed to Fitch and Party B regarding the ability of Party B to have timely access to the collateral following the bankruptcy or insolvency of Party A. Such legal opinion shall be subject to Rating Confirmation.

                Without limiting the foregoing, if a Fitch Downgrade occurs and such Fitch Downgrade is to a level that is more than one Fitch rating gradation (within a rating category) below the relevant Fitch Required Rating, Party A shall be required (without duplication) to post collateral in an amount equal to Party B's Exposure (as defined in the Credit Support Annex)(but not the Rating Agency Amount (as defined in the Credit Support Annex)) in accordance with the Credit Support Annex within one (1) Business Day after such Fitch Downgrade; provided that any failure by Party A to provide collateral in accordance with the terms of this sentence shall not constitute an Additional Termination Event under Part 1(h) unless such failure is not corrected within two (2) Business Days after notice from Party B.

        (vi) In the event that any Notes rated by Fitch remain outstanding, if the short-term rating assigned by Fitch to the unsecured, unsubordinated debt of Party A falls below "F2" or the long-term debt rating assigned by Fitch to the unsecured, unsubordinated debt of Party A falls below "BBB-" (such downgrade, a "Fitch Replacement Event"), then, within 10 business days of the date of such Fitch Replacement Event, Party A shall transfer all of its rights, and obligations under this Agreement to another entity with the Required Ratings or whose credit support provider has the Required Ratings.

                  For the avoidance of doubt, for purposes of this Part 1(i), Party A shall be responsible for: (i) locating a party with the Required Ratings to transfer (at its own cost) all its interest in and obligations under this Agreement or to guarantee or provide an indemnity in respect of, its obligations under this Agreement or to post collateral in accordance with the Credit Support Annex; and (ii) any cost incurred by it in complying with its obligations.

                  For purposes of the foregoing, "REQUIRED RATINGS" shall mean:
                  (i) with respect to S&P, a short-term unsecured, unsubordinated debt rating of "A-1+" from S&P or a long term unsecured, unsubordinated debt rating of "AA-" from S&P (each, an "S&P Required Rating"); (ii) with respect to Fitch, a short-term unsecured, unsubordinated debt rating of "F1" from Fitch or a long term unsecured, unsubordinated debt rating of "A+" from Fitch (each, a "Fitch Required Rating"); and (iii) with respect to Moody's, either (x) an unsecured, unsubordinated short-term debt rating of "P-1" from Moody's and unsecured, unsubordinated long-term debt rating of "A2" from Moody's or (y) if such Person only has a long-term rating by Moody's, then, a long term unsecured, unsubordinated debt rating of "A1" from Moody's (each, a "Moody's Required Rating").

(j) CERTAIN NOTICES. Party B will provide at least ten (10) Local Business Days' prior written notice to Party A of any proposed waiver, amendment or modification to the Indenture and the other Basic Documents, and if Party A does not object within nine (9) Local Business Days after its receipt of such notice, Party B shall be deemed to have agreed that such waiver, amendment or other modification is not a material adverse change; provided, however, that if Party A does, in good faith, make a timely objection to any proposed waiver, amendment or modification to the Indenture and the other Basic Documents, Party B will not waive any provision of, or amend or otherwise modify, the Indenture or any other Basic Document without the prior written consent of Party A if such amendment or waiver would adversely and materially affect Party A under this Agreement.

PART 2. TAX REPRESENTATIONS.

(a) PAYER TAX REPRESENTATIONS. For purposes of Section 3(e), Party A and Party B each made the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to

        Section 3(f), (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
        Section 4(a)(i) or 4(a)(iii), and (iii) the satisfaction of the agreement of the other party contained in Section 4(d); provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A makes the following representations:

              It is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

         For the purpose of Section 3(f), Party B makes the following representations:

              It is a statutory business trust formed under the laws of the State of Delaware, and, for United States federal income tax purposes, it is either treated as a partnership or, if it has a single owner for United States federal income tax purposes, is disregarded as an entity separate from such sole owner.


PART 3.   AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Section 4(a), each party agrees to deliver the following documents, as applicable:

(a)     Tax forms, documents, or certificates to be delivered for purposes of
        Section 4(a)(i) are:

-------------------------- --------------------------------------------- ------------------------------------
PARTY REQUIRED TO                  FORMS/DOCUMENTS/CERTIFICATES             DATE BY WHICH TO BE DELIVERED
DELIVER DOCUMENT
-------------------------- --------------------------------------------- ------------------------------------
Party A                    United States Internal Revenue Service      (i) Before the first payment is
                           Form W-8ECI (with all parts fully             made under this Agreement, and
                           completed), or successor form.                every three years thereafter,
                                                                         (ii)promptly upon reasonable
                                                                         demand by Party A;and (iii) promptly
                                                                         upon learning that any such form
                                                                         previously provided by Party B has
                                                                         become obsolete, incorrect, or ineffective.

-------------------------- --------------------------------------------- ------------------------------------
Party B                    United States Internal Revenue Service Form   (i)  Before the first payment is
                           W-9, or any successor form (but if Party B    made under this Agreement, and, if
                           is disregarded as an entity separate from     such form is not IRS Form W-9,
                           its sole owner for United States federal      every three years thereafter, (ii)
                           income tax purpose, United States Internal    promptly upon reasonable demand by
                           Revenue Service W-9, W-8BEN, W-8ECI or        Party B; and (iii) promptly upon
                           W-8IMY, as applicable, in respect of such     learning that any such form
                           sole owner, or any applicable successor       previously provided by Party A has
                           form)                                         become obsolete, incorrect, or
                                  ineffective.
-------------------------- --------------------------------------------- ------------------------------------
Party A and Party B        Each party shall, as soon as practicable      As soon as it can reasonably be
                           after demand, deliver to the other party      delivered, following request.
                           any form or document reasonably requested
                           by the other party which is required to
                           enable such other party to make payments
                           hereunder without withholding for or on
                           account of Taxes or with such withholding
                           at a reduced rate.
-------------------------- --------------------------------------------- ------------------------------------

(B) Other documents to be delivered are:


------------------------------ ------------------------------ ---------------------------- ---------------------------
PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/CERTIFICATE      DATE BY WHICH TO BE          COVERED BY SECTION 3(D)
DOCUMENT                                                      DELIVERED                    REPRESENTATION
------------------------------ ------------------------------ ---------------------------- ---------------------------
Party A                        Certificates or other          Upon execution of this       Yes
                               documents evidencing the       Agreement
                               authority of Party A, to
                               execute, deliver and perform
                               its obligations under this
                               Agreement, any Confirmation
                               and any Credit Support
                               Document, as applicable
                               including a certificate of
                               an authorized officer of
                               Party A as to the incumbency
                               and authority of the
                               respective officers of such
                               party to execute and deliver
                               this Agreement, any
                               Confirmation and any Credit
                               Support Document, as
                               applicable.
------------------------------ ------------------------------ ---------------------------- ---------------------------
Party B                        Each of (i) a copy of the      Upon execution of this       Yes
                               Indenture and the other        Agreement
                               material operative documents
                               relating thereto and
                               referred to therein,
                               executed and delivered by
                               the parties thereto and the
                               offering circular howsoever
                               denominated and (ii)
                               certificates or other
                               documents evidencing the
                               authority of Party B in
                               relation to this Agreement
                               and the related Confirmation
                               and the persons acting on
                               behalf of Party B in
                               relation thereto.
------------------------------ ------------------------------ ---------------------------- ---------------------------
Party A                        An opinion of counsel to       Upon execution of this       No
                               such party reasonably          Agreement
                               satisfactory in form and
                               substance to Party B
                               addressed to Party B.
------------------------------ ------------------------------ ---------------------------- ---------------------------
Party B                        An opinion of counsel to       Upon execution of this       No
                               such party reasonably          Agreement
                               satisfactory in form and
                               substance to Party A
                               addressed to Party A.
------------------------------ ------------------------------ ---------------------------- ---------------------------
Party A and Party B            Disclosure Agreement among     Upon execution of this       Yes
                               Party A, Party B and certain   Agreement
                               other parties (the
                               "DISCLOSURE AGREEMENT")
                               substantially in the form
                               attached hereto as Exhibit A.
------------------------------ ------------------------------ ---------------------------- ---------------------------
Party A and Party B            Credit Support Annex between   Upon execution of this       Yes
                               Party A and Party B            Agreement
------------------------------ ------------------------------ ---------------------------- ---------------------------

                                       7

PART 4.           MISCELLANEOUS PROVISIONS.

(a)     All notices to Party A shall be sent to:

                  All notices to Party A under Sections 5 or 6 of the Agreement (other than notices under Section 5(a)(i)) shall be sent to:

                  Deutsche Bank AG, Head Office
                  Taunusanlage 12
                  60262 Frankfurt
                  GERMANY
                  Attention:        Legal Department
                  Fax No.           4969910 36097
                  Telex No:         411836 or 416731 or 41233
                  Answerback:       DBF-D

                  All other notices to Party A shall be sent directly to the office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the Confirmation of that Transaction or otherwise notified.


         Address for notices or communications to Party B:

                  Wells Fargo Delaware Trust Company Corporate Trust Services 919 North Market Street, Suite 700 Wilmington, DE 19801 Phone:
                  302-575-2004 Facsimile: 302-575-2006

                  with a copy to:

                  Nelnet Student Loan Trust 2006-2
                  121 South 13th Street, Suite 301
                  Lincoln, NE 68508
                  Attention:  Carol Aversman, Assistant Vice President
                  Phone:  402-458-2305
                  Facsimile:  402-458-2399

(b)     PROCESS AGENT. For the purpose of Section 13(c):

                 Party A appoints as its Process Agent:  Not Applicable

                 Party B appoints as its Process Agent:  Not Applicable

(c)     OFFICES; MULTIBRANCH PARTIES.

        (1) The provisions of Section 10(a) will be applicable to this Agreement.

        (2)     For the purpose of Section 10(c) of this Agreement:

                           Party A is not a Multibranch Party.

                           Party B is not a Multibranch Party.

(d) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction or unless an Event of Default applicable to Party A has occurred and is continuing, in which case Party B shall have the right to designate a third party to act as the Calculation Agent by giving notice to Party
         A. All determinations and calculations by the Calculation Agent shall be (i) made in good faith and in a commercially reasonable manner and
         (ii) determined, where applicable, on the basis of then prevailing market rates or prices.

(e) GOVERNING LAW. THIS AGREEMENT AND EACH CONFIRMATION, AND ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION, WILL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(f) WAIVER OF JURY TRIAL. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ITS RIGHT TO HAVE A JURY TRIAL IN RESPECT TO ANY PROCEEDINGS RELATED TO THIS AGREEMENT.

(g) JURISDICTION. Section 13(b) is hereby amended by: (i) deleting in the second line of Subparagraph (i) thereof the word "non-"; and (ii) deleting the final paragraph thereof; provided, however that this provision shall not have any effect on any action to enforce a judgment, which action may be brought in any suitable jurisdiction.

(h) "AFFILIATE" will have the meaning specified in Section 14, except that it shall not apply to Party B.

(i) "NETTING OF PAYMENT." Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions under this Agreement.

(j)      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

        (1)     Party A: Credit Support Annex; and

        (2)     Party B: Not applicable.

(k)      CREDIT SUPPORT PROVIDER. Credit Support Provider means:

        (1)     in relation to Party A: Not Applicable; and

        (2)     in relation to Party B: Not applicable.

PART 5.  OTHER PROVISIONS.

(a) DEFINITIONS. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivative Association, Inc., in effect on the date of this Agreement, without regard to any revision or subsequent edition thereof (the "ISDA Definitions"), shall be incorporated into this Agreement. In the event of any inconsistency between the ISDA Definitions and the Agreement or any Confirmation, the Agreement or, as the case may be, the Confirmation shall prevail. "INDENTURE" means that certain Indenture dated as of May 1, 2006 (including, but not limited to, any and all appendices and exhibits thereto)(collectively, the "Indenture"), by and among the Trust, Zions First National Bank, as the eligible lender trustee, and Zions First National Bank, as the indenture trustee, as the same may be amended, modified, supplemented, restated or replaced from time to time. Capitalized terms used in this Schedule but not defined in the Definitions, Section 14 of the Agreement or elsewhere herein shall have the meanings assigned to them in the Indenture.

(b) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of
        Section 1, 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

(c) ADDITIONAL REPRESENTATIONS. Section 3 is hereby amended by adding the following additional Subsections:

        (i) NO AGENCY. It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

        (ii) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended.

        (iii) LINE OF BUSINESS. It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

        (iv) NO RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

        (v) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

        (vi) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

        (vii)   ERISA REPRESENTATION. It continuously represents that it is not
                (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, (ii) a person acting on behalf of an ERISA Plan or
                (iii) a person the assets of whom constitute assets of an ERISA Plan. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(d) NON-RECOURSE. Notwithstanding any other provision of this Agreement or any Confirmation or Transaction, the obligations of Party B under this Agreement are non-recourse obligations of Party B, payable solely from the Trust Estate as applied in accordance with the priority of payments set forth in Article V of the Indenture. Following realization, and distribution of all proceeds of the Trust Estate as applied in accordance with the priority of payments in Article V of the Indenture, any and all claims of Party A arising from this Agreement, and distribution of all proceeds, or any transactions contemplated hereby or thereby shall be extinguished against Party B and shall not thereafter be revived. No recourse shall be had for the payment of any amount owing under this Agreement against any officer, member, director, employee, securityholder or incorporator of Party B or their respective successors or assigns for any amounts payable under this Agreement. This provision shall survive termination of this Agreement for any reason whatsoever.

(e) DELAWARE TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Delaware Trust Company, not individually or personally but solely as Delaware Trustee of Party B, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells Fargo Delaware Trust Company but is made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on Wells Fargo Delaware Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wells Fargo Delaware Trust Company be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents.

(f) NON-PETITION. Party A agrees that it will not, prior to at least one year and one day (or if longer, the applicable preference period then in effect) following the payment in full of all the Notes issued pursuant to the Indenture and the expiration of all applicable preference periods under the laws of any jurisdiction, if longer, relating to any such payment, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation the Trustee or the Administrator, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable laws.

(g) WAIVER OF SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement between Party A and Party B, each of Party A and Party B irrevocably waives as to itself any and all rights to counterclaim, set-off, recoupment, whether arising by contract, operation of law or otherwise, provided that nothing herein shall be construed as limiting the provisions contained in Section 2(c) of this Agreement with respect to the netting of the parties respective obligations under this Agreement. Specifically, the provision for set-off in the last sentence of the preamble to Section 6(e) of this Agreement shall not apply for purposes of any Transaction hereunder.

(h) AGREEMENT AMENDMENTS. Party B will deliver notice in writing to S&P, Moody's and Fitch of any modification, amendment or waiver under Section 9(b). Party B will obtain, or cause to be obtained, prior written confirmation from each Rating Agency to the effect that any proposed amendment shall not result in a withdrawal, suspension or downgrade of its rating assigned to any Class of Notes. Party B will provide to Party A a copy of such Rating Confirmation promptly after receipt thereof from each Rating Agency.

(i) TRANSFER. Section 7 is hereby deleted in its entirety and replaced by the following:

                  "Except as stated under Section 6(b)(ii) of this Agreement and as expressly provided herein, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part, any of its rights, obligations or interests under this Agreement without the prior written consent of the other party and the prior issuance of a Rating Confirmation; provided that Party A may transfer this Agreement to any person, including, without limitation, another of Party A's offices, branches or affiliates (each, a "Transferee") on five Business Days' prior written notice to Party B and the prior issuance of a Rating Confirmation; provided that, (i) as of the date of such transfer, neither the Transferee nor Party B will be required to withhold or deduct any increased amount on account of any Taxes under this Agreement as a result of such transfer, unless, as of the date of such transfer, (x) Party B is entitled to additional amounts under Section 2(d)(i)(4) on account of any such Taxes required to be deducted or withheld by the Transferee and (y) Party B is not required to pay Transferee additional amounts under Section 2(d)(i)(4) on account of any such Taxes required to be deducted or withheld by Party B, and (ii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer. Upon any transfer pursuant to this Section 7 of this Agreement, the transferring party agrees to provide the non-transferring party with the name and address of the transferee so that the non-transferring party may fulfill its requirements to record the transfer on it books and records, and, notwithstanding anything to the contrary herein, any failure by the transferring party to do so will render the purported transfer void."

(j) RECORDED CONVERSATIONS. Each party to this Agreement acknowledges and agrees that the other may electronically record all telephonic conversations between them in connection with this Agreement or any Transaction or any other transaction between the parties and any such recordings may be submitted in evidence in Proceedings provided that such recording would be admissible in accordance with the applicable law of such Proceedings.

(k) ACKNOWLEDGMENT OF SECURITY INTEREST. Party A hereby acknowledges and consents to Party B's grant and pledge of all right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising, this Agreement (including, without limitation, its right to payments due it hereunder or with respect hereto) pursuant to the terms of the Indenture, to the Trustee, for the benefit of the persons identified therein.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.



              DEUTSCHE BANK AG, ACTING THROUGH ITS NEW YORK BRANCH


                                By: /s/ Steven Kessler
                                   ---------------------------------------------
                                Name:   Steven Kessler
                                Title:  Director
                                Date:


                                By: /s/ K. A. Yohe
                                   ---------------------------------------------
                                Name:   Katherine Yohe
                                Title:  Vice President
                                Date:



                                NELNET STUDENT LOAN TRUST 2006-2

                                By: Wells Fargo Delaware Trust Company, not in its individual capacity but solely in its capacity as Delaware Trustee of the Nelnet Student Loan Trust 2006-2



                                By:  /s/ Ann Roberts Dukart
                                   ---------------------------------------------
                                Name:    Ann Roberts Dukart
                                Title:   Vice President
                                Date:

                                                                      EXHIBIT A

                          FORM OF DISCLOSURE AGREEMENT


                              DISCLOSURE AGREEMENT

        THIS DISCLOSURE AGREEMENT dated May 12, 2006 (the "Disclosure Agreement") is among Nelnet Student Loan Funding, LLC (the "Depositor"), Nelnet Student Loan Trust 2006-2 (the "Issuing Entity"), Nelnet, Inc. (the "Sponsor"), J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (together, the "Representatives"), J.P. Morgan Securities Ltd., Morgan Stanley & Co. International Limited, Barclays Bank PLC, DEPFA BANK plc, Deutsche Bank AG, London Branch, Societe Generale, London Branch, and the other underwriters listed on Schedule A attached to the Underwriting Agreement referred to below (each an "Underwriter", and together with the Representatives, the "Underwriters"), and Deutsche Bank AG, acting through its New York Branch (the "Swap Counterparty").

                              W I T N E S S E T H:

           WHEREAS, on the Closing Date, the Issuing Entity is issuing its Series 2006-2 Student Loan Asset-Backed Notes (the "Notes") pursuant to an Indenture of Trust dated as of May 1, 2006 (the "Indenture") between the Issuing Entity and Zions First National Bank, as Trustee and Eligible Lender Trustee; and

           WHEREAS, the Underwriters are acquiring the Notes from the Issuing Entity pursuant to the Underwriting Agreement, dated May 12, 2006 (the "Underwriting Agreement"), among the Depositor and the Underwriters; and

           WHEREAS, pursuant to the Prospectus dated May 9, 2006 (the "Base Prospectus"), the Preliminary Prospectus Supplement dated May 9, 2006 (the "Preliminary Prospectus Supplement") and the Prospectus Supplement dated May 16, 2006 (the "Prospectus Supplement", and together with the Base Prospectus, the Preliminary Prospectus Supplement and the Supplement to Prospectus Supplement dated May 17, 2006, the "Offering Materials") the Underwriters are offering for sale the Notes; and

           WHEREAS, the Issuing Entity and the Swap Counterparty are entering into a 1992 ISDA Master Agreement (Multicurrency - Cross Border), dated as of May 18, 2006, and a related confirmation, schedule and credit support annex (collectively, the "Currency Swap Agreement"); and

           WHEREAS, the Offering Materials are required to contain certain disclosure concerning the Swap Counterparty in accordance with the Securities and Exchange Commission's Regulation AB ("Reg AB");

           NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

o DEFINITIONS. Capitalized terms used and not defined in this Disclosure Agreement shall have the meanings ascribed to such terms in the Indenture.

o SWAP COUNTERPARTY INFORMATION. The parties hereto acknowledge and agree that the statements set forth under the heading "Currency Swap Agreements - Currency Swap Agreement Counterparty" in the Preliminary Prospectus Supplement and the Prospectus Supplement (including any information described or incorporated therein by reference to the reports filed by the

     Swap Counterparty with the Securities and Exchange Commission (the "SEC")) constitute the only information furnished to the Depositor, the Issuing Entity, the Sponsor or the Underwriters by or on behalf of the Swap Counterparty for inclusion in the Offering Materials as of their respective dates (the "Swap Counterparty Information") and the Swap Counterparty hereby represents and warrants, as of the dates of the Preliminary Prospectus Supplement and the Prospectus Supplement, that the Swap Counterparty Information is true and correct in all material respects.

o AUTHORIZATION TO INCORPORATE BY REFERENCE ADDITIONAL SWAP COUNTERPARTY INFORMATION. The Swap Counterparty is a foreign private issuer currently subject to the periodic reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to such requirements, it files an Annual Report on Form 20-F with the SEC. The Swap Counterparty publishes Interim Reports for each of the first three quarters of its fiscal year, each containing unaudited interim financial statements for such quarter. Pursuant to the Exchange Act, it submits such Interim Reports to the SEC on Reports on Form 6-K. The Swap Counterparty transmits its Annual Reports on Form 20-F and Reports on Form 6-K to the SEC via the SEC's EDGAR System, and such reports are available on the SEC's EDGAR internet site under File Number 001-15242. So long as the Issuing Entity is required to file reports with the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act, if the "aggregate significance percentage" (within the meaning of Item 1115 or Regulation AB) of all derivative instruments provided by the Swap Counterparty and any of its affiliates to the Issuing Entity is: (a) 10% or more, but less than 20%, the Issuing Entity is authorized to incorporate by reference into such reports Item 3.A. of the Swap Counterparty's most recent Annual Report on Form 20-F filed with the SEC, or (b) 20% or more, the Issuing Entity is authorized to incorporate by reference into such reports and the Offering Materials the information listed as being incorporated by reference in the Prospectus Supplement, as supplemented by the Supplement to Prospectus Supplement dated May 17, 2006, under the heading "Currency Swap Agreements - Swap Counterparty Information"; provided however, that if the Swap Counterparty meets the 20% threshold in (b) above and is unable to comply with the requirements of Item 1115(a) of Regulation AB, the Swap Counterparty may (i) promptly post collateral satisfactory to the Issuing Entity in an amount sufficient to reduce the aggregate significance percentage below the 20% threshold or, (ii) at its own cost, secure a replacement counterparty on terms substantially similar to this Disclosure Agreement, satisfying the Rating Agency Condition and able to comply with the reporting obligations of Item 1115(a) of Regulation AB. To the extent necessary to comply with Regulation AB, the Swap Counterparty agrees to use its reasonable efforts to obtain any necessary auditor's consents related to the financial statements so incorporated by reference and promptly to forward to the Sponsor any such auditor consents obtained. The information authorized to be incorporated by reference pursuant to this Section 3 is referred to as the "Additional Information." In connection with each filing or submission to the SEC of Additional Information incorporated by reference pursuant to this Section 3, the Swap Counterparty will be deemed to have represented and warranted that all such Additional Information is true and correct in all material respects as of its respective date.

o EXCHANGE ACT REPORTING. If as of January 1, 2007, the Notes are held of record by less than 300 persons, and if permitted by law, the Sponsor shall cause the Issuing Entity to file with the Securities and Exchange Commission, by no later than January 30, 2007, a Form 15 suspending the Issuing Entity's requirement to file reports with the Securities and Exchange Commission pursuant to the Exchange Act. The Issuing Entity shall notify the Swap Counterparty upon the filing of any Form 15.

INDEMNIFICATION. The Swap Counterparty hereby agrees to indemnify and hold harmless the Depositor, the Issuing Entity, the Sponsor and each Underwriter, the respective present and former directors, officers, employees and agents of each of the foregoing and each person, if any, who controls the Depositor, the Sponsor or any Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof) arising out of or are based upon the Swap Counterparty Information and the Additional Information not being true and correct in all material respects as of their respective dates.

o PROCEDURES. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that such indemnifying party may have to any indemnified party under this Agreement except to the extent that such indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that such indemnifying party may wish, to assume (at its own expense) the defense thereof, with counsel satisfactory to such indemnified party (which counsel may be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party hereunder, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnifying party shall have agreed in writing to the continuing participation of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would, in the opinion of such counsel, be inappropriate due to the actual or potential differing interests between them. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party, which will not be unreasonably withheld or delayed or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

o SURVIVAL OF TERMS. The agreements, indemnities and representations of the parties thereto contained herein or made pursuant to this Disclosure Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any parties hereto or any of the controlling persons referred to herein, and will survive the sale of the Notes.

o GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

O BENEFIT OF AGREEMENT. This Disclosure Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder. Neither this Disclosure Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

o COUNTERPARTS. This Disclosure Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument.

o LIMITATION OF LIABILITY OF THE DELAWARE TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been executed by Wells Fargo Delaware Trust Company, not in its individual capacity but solely in its capacity as Delaware Trustee, and in no event shall Wells Fargo Delaware Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to which recourse shall be had solely to the assets of the Issuer.

                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]

Executed as of the day and year first above written.



                                       DEUTSCHE BANK AG, acting through its
                                       New York Branch, as Swap Counterparty
                                       By: ___________________________
                                            Name:
                                            Title:


                                       By: ___________________________
                                            Name:
                                            Title:


                                       NELNET STUDENT LOAN FUNDING, LLC,
                                          as Depositor

                                        By: ___________________________
                                             Name:
                                             Title:

                                        NELNET, INC.,
                                          as Sponsor
                                        By: ___________________________
                                             Name:
                                             Title:

                                        NELNET STUDENT LOAN TRUST 2006-2,
                                             as Issuing Entity

                                        By: WELLS FARGO DELAWARE TRUST COMPANY,
                                            not in its individual capacity but
                                            solely in its capacity as
                                            Delaware Trustee

                                        By: ___________________________
                                             Name:
                                             Title:

                                       J.P. MORGAN SECURITIES INC.,
                                            acting on behalf of itself
                                            and as Representative of the
                                            Underwriters

                                       By: ___________________________
                                            Name:
                                            Title:

                                       J.P. MORGAN SECURITIES LTD.
                                       By: ___________________________
                                            Name:
                                            Title:

                                       MORGAN STANLEY & CO. INCORPORATED,
                                            acting on behalf of itself and as
                                            Representative of the Underwriters
                                       By: ___________________________
                                            Name:
                                            Title:

                                       MORGAN STANLEY & CO. INTERNATIONAL
                                       LIMITED


                                       By: ___________________________
                                            Name:
                                            Title:

                                       BARCLAYS BANK PLC


                                       By: ___________________________
                                            Name:
                                            Title:


                                       DEPFA BANK, PLC
                                       By: ___________________________
                                            Name:
                                            Title:

                                       DEUTSCHE BANK AG, LONDON BRANCH


                                            By: ___________________________
                                                 Name:
                                                 Title:


                                            By: ___________________________
                                                 Name:
                                                 Title:


                                       SOCIETE GENERALE, LONDON BRANCH


                                            By: ___________________________
                                                 Name:
                                                 Title:

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations with respect to Party A and Party B: None.

(b)      Credit Support Obligations.

            (i) Delivery Amount, Return Amount, Credit Support Amount, Exposure and Rating Agency Amount.

                  (A) "Delivery Amount" has the meaning specified in Paragraph 3, except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted from Paragraph 3(a) and the words "on or promptly following a Valuation Date" shall be inserted in lieu thereof.

                  (B) "Return Amount" has the meaning specified in Paragraph 3.

                  (C) "Credit Support Amount" has the meaning specified in Paragraph 3; provided that the words "plus the applicable Rating Agency Amount" shall be added after the words "the Secured Party's Exposure in clause (i) thereof; and provided further that, consistent with
                           Part 1(i) of the Schedule and notwithstanding any other provision of this Annex, calculation of the Credit Support Amount (or any portion thereof) shall not commence prior to the Valuation Date (if any) on which Part 1(i) of the Schedule requires the collateralization of Transactions to commence pursuant to this Annex.

                  (D)      "Exposure" has the meaning specified in Paragraph 12.

                  (E) "Rating Agency Amount" means with respect to Party A, for any Valuation Date and for each Transaction in which Party A is the Currency Swap Counterparty, the highest of the following:

                           (x) if an S&P Downgrade has occurred and is continuing, then an amount equal to the product of the applicable VB and the EURIBOR Floating Rate Payer Currency Amount for the relevant Transaction, where "VB" means the applicable Volatility Buffer (%) from Table 2 (Cross Currency Swaps) of the S&P publication entitled "Global Interest Rate and Currency Swaps: Calculating the Collateral Required Amount" dated February 26, 2004, as such publication may be modified or amended from time to time;

                           (y) if a Moody's Downgrade has occurred and is continuing, then an amount equal to the sum of (i) the product of 1.00% and the EURIBOR Floating Rate Payer Currency Amount for the relevant Transaction and (ii) the product of 10 and DVO1, where "DVO1" means the change in the Exposure of the relevant Transaction resulting from a one basis point change in the relevant swap curve, as such standards are set forth in Table 4A (First Trigger Calculation Amount) of the Moody's publication entitled "Framework for De-Linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions" dated December 6, 2005, as such publication may be modified or amended from time to time; or

                           (z) if a Fitch Downgrade has occurred and is continuing, then an amount equal to the product of the applicable VC and the EURIBOR Floating Rate Payer Currency Amount for the relevant Transaction, where "VC" means the applicable Volatility Cushion (%) for "USD/EURO (e.v.v.) Cross Currency Swap Interest Rate Swaps" as set forth in Appendix 2 (Volatility Cushions for various Swap Types: Methodology and Amounts) of the Fitch publication entitled "Counterparty Risk in Structured Finance Transactions:
                                    Swap Criteria" dated September 13, 2004, as such publication may be modified or amended from time to time.

            (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A:
                                                                      Valuation
                            Eligible Collateral              Party A  Percentage
            ------------------------------------------------ -------- ----------
      (A)   EUR Cash                                           [X]       100%

      (B)   USD Cash                                           [X]        98%

      (C)   Treasury Securities with a remaining maturity      [X]        97%
            of 52 weeks or less
      (D)   Treasury  Securities  with a remaining  maturity   [X]        94%
            of more than 52 weeks but no more than 3 years
      (E)   Treasury  Securities  with a remaining  maturity   [X]        91%
            of more than 3 years weeks but no more than
            5 years
      (F)   Treasury Securities with a remaining maturity      [X]        89%
            of more than 5 years but no more than 7 years
      (G)   Treasury Securities with a remaining maturity      [X]        86%
            of more than 7 years but no more than 10 years
      (H)   Treasury Securities with a remaining maturity      [X]        83%
            of more than 10 years but no more than 20 years
      (I)   Treasury Securities with a remaining maturity      [X]        79%
            of more than 20 years

(iii) Other Eligible Support: Not applicable.

        (iv)    Thresholds.

                (A)     "Independent Amount" means with respect to Party A:
                        zero.

                (B)     "Threshold" means with respect to Party A: zero.

                (C) "Minimum Transfer Amount" means with respect to Party A and with respect to Party B: $100,000; provided, however, that if such party is a Defaulting Party at the time, "Minimum Transfer Amount" shall mean zero with respect to such party.

                (D) Rounding. The Delivery Amount and the Return Amount will not be rounded up or down.

(c)     Valuation and Timing.

        (i) "Valuation Agent" means Party A, unless either (A) an Event of Default has occurred and is continuing with respect to Party A, or (B) a Downgrade Event has occurred and is continuing and Party A has not yet acted under Part 1(i) to avoid posting collateral, in which case Party B may elect to nominate a third-party Valuation Agent by giving notice of same to Party A.

        (ii) "Valuation Date" means each New York Banking Day (as defined in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") without regard to any amendment after the date hereof) (the "ISDA Definitions").

        (iii) "Valuation Time" means the close of business in New York on the New York Banking Day before the Valuation Date or before the date of calculation, as applicable, or any time on the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

        (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): Not Applicable.

(e)     Substitution.

        (i)     "Substitution Date" has the meaning specified in Paragraph
                4(d)(ii).

        (ii) Consent. The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)     Dispute Resolution.

        (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

        (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support or of any Transfer of Eligible Credit Support or Posted Credit Support, as the case may be, will be calculated by the Valuation Agent in accordance with standard market practice using third party sources (such as, by way of example only, Bloomberg or Reuters) where available.

        (iii)   Alternative. The provisions of Paragraph 5 will apply.

(g)     Holding and Using Posted Collateral.

        (i)     Eligibility to Hold Posted Collateral; Custodian.

                Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

                (A) If Party B is a Defaulting Party, it may not hold Posted Collateral, but Posted Collateral may still be held by Party B's Custodian in accordance with the terms of the Indenture.

                (B) Posted Collateral may be held only in the following jurisdictions: the United States of America.

                        Initially, the Custodian for Party B is the Trustee.

        (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply.

(h)     Distributions and Interest Amount.

(i) "Interest Rate". The "Interest Rate" shall be the rate actually earned by the Custodian on Posted Collateral in the form of Cash.

        (i) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of cash in the relevant currency is Transferred to the Pledgor pursuant to Paragraph 3(b).

        (ii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

        (iii)   Additional Representation(s). None.

(j) Other Eligible Support and Other Posted Support. "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support each means: Not applicable.

(k)      Demands and Notices.

         All demands, specifications and notices to Party A under this Annex will be made to:

         Deutsche Bank AG
         60 Wall Street
         New York, NY  10005
         Attention: Collateral Management and Valuations

         and all demands, specifications and notices to Party B under this Annex will be made to:

         Wells Fargo Delaware Trust Company
         Corporate Trust Services
         919 North Market Street, Suite 700
         Wilmington, DE 19801
         Phone:  302-575-2004
         Facsimile:  302-575-2006

         with a copy to:

         Nelnet Student Loan Trust 2006-2
         121 South 13th Street, Suite 301
         Lincoln, NE 68508
         Attention:  Carol Aversman, Assistant Vice President
         Phone:  402-458-2305
         Facsimile:  402-458-2399

         ; provided that any demand, specification or notice may be made by telephone ("Telephone Notice") between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile or email) by the close of business on the same day that such Telephone Notice is given.

(l) Addresses for Transfers.

         Party A: For Cash: DBAG NY, ABA:026003780, Ref: A / C# [to be provided]

                           For Certain Other Eligible Collateral:

                                    Fed Eligible Settlements:
                                    Bk of NYC/Cust/604000
                                    Acct: Deutsche Bank AG CMV Group

                                    DTC Eligible Settlements:
                                    DTC# 901
                                    A/c# 604000
                                    Acct: Deutsche Bank AG CMV Group

                                    Euroclear Settlements:
                                    Euroclear # 10104
                                    Ref: Acct: Deutsche Bank AG CMV Group 604000

                                    Canadian Settlements:
                                    Royal Bank of Canada
                                    BIC Code: ROYCCAT2
                                    Acct: Bank of New York, Brussels
                                    Ref: Acct: Deutsche Bank AG CMV Group 604000

         Party B:

                           For USD Cash:

                                    Zions First National Bank
                                    Salt Lake City, UT
                                    ABA# 124000054
                                    A/C#
                                    Ref: Nelnet SLT 2006-2
                                    Attn: Casey Gunning

                           For Certain Other Eligible Collateral:

                                    DTC:    DTC # 2669
                                    Custodian Account # 17-74574 WNTC
                                    Institutional # 27630 Institutional
                                    Interested Party # 27630 Agent Bank
                                    Custodian # 20290
                                    Agent Bank Name: The Northern Trust Company of New York
                                    Further Credit to:  Nelnet SLT 2006-2
                                                        Collection a/c#

                                    Physical: The Northern Trust Company
                                    of New York 40 Broad Street, 8th Floor
                                    New York, NY 10004
                                    Account # 17-74574 Zions First National
                                    Further Credit to:  Nelnet SLT 2006-2
                                                        Collection a/c#

                                    FED (Securities):NORTHERN CHGO/TRUST Agent
                                    Bank Custodian # 20290 ABA # 071-000-152
                                    Account # 17-74574 Zions First National Bank
                                    Further Credit to: Nelnet SLT 2006-2
                                    Collection a/c#

(m)     Other Provisions.

        (i) Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of Party A or Party B, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising to any or to the full extent of such party's rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.

        (ii) In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with Paragraph 3 of this Annex:

                (A)     Eligible Collateral;

                (B)     Exposure and Rating Agency Amount; and

                (C)     Posted Collateral
                shall each be expressed in US Dollars. If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate reasonably determined by the Valuation Agent on that Valuation Date.

        (iii) Party A shall pay all costs and expenses (including any related taxes) in respect of the Posted Collateral.

        (iv) Exposure Verification. The Parties agree that in the event of a Downgrade Event (as defined in the Schedule) relating to an action taken by S&P, the Valuation Agent shall verify its calculation of the Secured Party's Exposure on a weekly basis but shall verify such valuation by seeking two quotations from Reference Market-makers at the end of each quarter. For the avoidance of doubt, the Valuation Agent must (i) obtain at least two Market Quotations (as stated above) and (ii) may not obtain the quotations referred to above from the same Reference Market-maker in excess of four times during any 12 month period. Furthermore, the Exposure valuations should reflect the higher of two bids from Reference Market-makers that would be eligible and willing to provide the market quotation in the absence of the current provider. The collateral requirement should be based on the greater of the internal and external market quotations. In the event the verification procedures set forth above indicate that there is a deficiency in the amount of Eligible Collateral that has been posted to the Secured Party, the Pledgor shall post the amount of Eligible Collateral necessary to cure such deficiency to the Secured Party within three Local Business Days.

(n) Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term "Secured Party" as used in this Annex shall mean only Party B, (b) the term "Pledgor" as used in this Annex shall mean only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

(o)      Additional Definitions

                "Fitch Downgrade" has the meaning specified in Part 1(i) of the Schedule.

                "Moody's Downgrade" has the meaning specified in Part 1(i) of the Schedule.

                "Rating Agencies" shall mean Moody's Investors Service (and any successor or successors thereto), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (and any successor or successors thereto), and Fitch, Inc. d/b/a Fitch Ratings (and any successor or successors thereto).

                "S&P Downgrade" has the meaning specified in Part 1(i) of the Schedule.

                "Treasury Securities" means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America.

         IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

                                         DEUTSCHE BANK AG, acting through its
                                         New York Branch



                                         By:     /s/  Steven Kessler
                                            -------------------------------
                                              Name:   Steven Kessler
                                              Title:  Director
                                              Date:

                                         By:     /s/  Steven Kessler
                                            -------------------------------
                                              Name:   Steven Kessler
                                              Title:  Director
                                              Date:



                                         By:     /s/ K A Yohe
                                            -------------------------------
                                              Name:   Kathleen Yohe
                                              Title:  Vice President
                                              Date:

                                         NELNET STUDENT LOAN TRUST 2006-2

                                         By: Wells Fargo Delaware Trust Company,
                                         not in its individual capacity but
                                         solely in its capacity as Delaware
                                         Trustee of the Nelnet Student Loan
                                         Trust 2006-2


                                         By:     /s/  Ann Roberts Dukart
                                            -------------------------------
                                              Name:   Ann Roberts Dukart
                                              Title:  Vice President
                                              Date: